BT INVESTMENT FUNDS

                        Global High Yield Securities Fund
               Supplement to the Prospectus Dated January 30, 1995


On September 15, 1995, the Board of Trustees of the BT Investment Funds and the Board of Trustees of the BT Investment Portfolios approved a change in the classification of the Global High Yield Securities Fund (the "Fund") and the Global High Yield Securities Portfolio (the "Portfolio"), respectively, as a diversified fund to that of a non-diversified fund. At a duly called meeting of shareholders held on November 22, 1995, shareholders of the Fund voted in favor of such reclassification.


The following replaces the information relating to the investment objective on the cover page of the Fund's Prospectus:

    Seeks high current income, through investment in a non-diversified portfolio of high yield, non-investment grade debt securities issued in many of the world's securities markets.


The following replaces the first paragraph under the caption "INVESTMENT OBJECTIVE, POLICIES AND RISKS" on page four of the Fund's Prospectus:

    The Fund's investment objective is high current income from investment in a non-diversified portfolio of high yield, non-investment grade debt securities issued in many of the world's securities markets. Capital appreciation will be considered when consistent with the primary investment objective of high current income. The Portfolio intends to invest in high risk, lower quality debt securities commonly referred to as "junk bonds" and regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, as well as in the debt securities of issuers located in emerging markets, Brady bonds and other sovereign debt. The Portfolio may borrow money for investment purposes and invest up to 10% of its assets in restricted securities (including 144A securities) which may involve greater risk and increased Fund expenses.


The following is inserted  after the first  paragraph on page five of the Fund's
Prospectus:

    The Portfolio is classified as a "non-diversified" investment company under the 1940 Act and may invest a greater portion of its assets in a single issuer than a diversified fund. As a result, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.


The following is inserted  after the last paragraph on page twelve of the Fund's
Prospectus:

    Non-Diversified Investment Company
    The Portfolio is as a "non-diversified" investment company so that with respect to 50% of its assets it will be able to invest more than 5% of its assets in obligations of one or more issuers, while being limited with respect to the other half of its assets to investments not exceeding 5% of the Portfolio's total assets. (A "diversified" investment company would be required under the 1940 Act to maintain at least 75% of its assets in cash (including foreign currency), cash items, U.S. Government securities, and other securities limited per issuer to not more than 5% of the investment company's total assets.) In order to enable the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio, among other things, may not invest more than 25% of its assets in obligations of any one issuer (other than U.S. Government securities). As a "non-diversified" investment company, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a diversified fund.

    The Portfolio will not have more than 25% of the current value of its total assets invested in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


                       Supplement Dated November 30, 1995

                                                BT INVESTMENT FUNDS

                                            oLatin American Equity Fund
                                        oGlobal High Yield Securities Fund
                                                  oSmall Cap Fund
                                               oEuropean Equity Fund
                                            oPacific Basin Equity Fund
                                             oInternational Bond Fund

  Supplement to the Statement of Additional Information Dated January 30, 1995


On September 15, 1995, the Board of Trustees of the BT Investment Funds and the Board of Trustees of the BT Investment Portfolios approved a change in the classification of the Global High Yield Securities Fund (the "Fund") and the Global High Yield Securities Portfolio (the "Portfolio"), respectively, as a diversified fund to that of a non-diversified fund. At a duly called meeting of shareholders held on November 22, 1995, shareholders of the Fund voted in favor of such reclassification.


The following replaces the second paragraph on the first page of the Funds' Statement of Additional Information:

         As described in the Prospectuses, the Trust seeks to achieve the investment objectives of each Fund by investing all the investable assets ("Assets") of the Fund (with the exception of the Global High Yield Securities Fund) in a diversified open-end management investment company having the same investment objectives as such Fund. The Global High Yield Securities Fund invests its Assets in a non-diversified open-end management investment company (or series thereof). These investment companies (or a series thereof) are, respectively, Latin American Equity Portfolio, Global High Yield Securities Portfolio, Small Cap Portfolio, European Equity Portfolio, Pacific Basin Equity
         Portfolio and International Bond Portfolio (collectively, the "Portfolios") and are each a series of BT Investment Portfolios.

The following replaces paragraphs (ix) and (x), respectively, on page eighteen of the Funds' Statement of Additional Information:

         (ix) with the exception of the Global High Yield Securities Portfolio (Fund) with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio
                  (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (x) with the exception of the Global High Yield Securities Portfolio (Fund) with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer;



                                        Supplement Dated November 30, 1995